OTG Latin America Fund

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated February 1, 2022

to the Prospectus and Statement of Additional Information

dated July 29, 2021

(as supplemented from time to time)

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Effective February 1, 2022, MSC Capital, Ltd. (“MSC”), Calle Ayacucho No. 277, La Paz, Bolivia, has replaced Strategic Asset Management, Ltd. as the investment adviser to the OTG Latin America Fund (the “Fund”). All references to Strategic Asset Management, Ltd. in the Prospectus and Statement of Additional Information are removed and replaced with MSC.

At a meeting of the Board of Trustees (the “Board”) of World Funds Trust held on December 21, 2021, the Board appointed MSC, a wholly owned subsidiary of MSC Group, S.A., as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”). The Interim Advisory Agreement was approved pursuant to the requirements of Section 15(f) and Rule 15a-4 of the Investment Company Act of 1940. Pursuant to the Interim Advisory Agreement, MSC will provide advisory services to the Fund until shareholders of the Fund approve a new investment advisory agreement or until the Interim Advisory Agreement expires. It is anticipated that shareholders of the Fund will receive a proxy statement to approve the new investment advisory agreement in mid-February 2022.

In conjunction with the assumption by MSC of the advisory responsibilities of the Fund, Mauricio Alvarez, who has served as the portfolio manager of the Fund since the Fund’s inception (May 2019), will assume a similar role with MSC and continue to serve as the Fund’s sole portfolio manager.

This Supplement and the Prospectus and Statement of Additional Information each provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.